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                                                                    Exhibit 23.5

                               ENGINEER'S CONSENT

          We consent to the reference to our appraisal report for Devon Energy Corporation as of years ended December 31, 1997 and 1998, incorporated herein by reference.


                                        LAROCHE PETROLEUM CONSULTANTS, LTD.

                                        /s/ William E. LaRoche
                                        ----------------------------------------
                                            William E. LaRoche
                                                     Partner


August 13, 1999